UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 10-11, 2009, Air Transport Services Group, Inc.’s (“ATSG’s”) President and Chief Executive Officer, Joseph C. Hete, and Chief Financial Officer, Quint O. Turner, will be holding a series of meetings with investors for the purpose of giving an overview of ATSG, its historical financial performance and its strategy for growth. A copy of the presentation that will be shown during the investor meetings is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Air Transport Services Group, Inc. Investor Presentation dated June 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: June 10, 2009